SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	December 17, 2003

ROCK OF AGES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-29464 (Commission File Number)	03-0153200 (I.R.S. Employer Identification Number)

772 Graniteville Road, Graniteville, Vermont  05654
(Address of Principal Executive Office)                     (Zip Code)

(Registrant's Telephone Number, Including Area Code)      (802) 476-3121

NONE
(Former Name or Former Address, if Changed Since Last Report)

This Amendment to the Current Report on Form 8-K amends the Current Report on Form 8-K filed by Rock of Ages Corporation (the "Registrant") on December 17, 2003

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On December 17, 2003, Rock of Ages completed the sale of substantially all of the cemeteries and assets of Rock of Ages Kentucky Cemeteries, LLC to Saber Management Kentucky, LLC. The sale price for the cemetery assets and properties was $6,750,000, consisting of $1,500,000 paid in cash and the balance payable by promissory note, payable in full on January 15, 2004. The promissory note was secured by a first priority mortgage and lien against all of the assets sold, and guaranties by Saber's parent company and principal. The promissory note was paid in full on January 2, 2004. Rock of Ages reported a gain on the sale of the cemeteries in 2003 of $1,139,000, after taxes, which was accounted for as the sale of a discontinued operation.

ITEM 7.     PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

 (B)    Pro Forma Financial Information. The following unaudited pro forma financial information with respect to the Registrant is included as Exhibit 99.1 to this report:

Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2003 and the Year Ended December 31, 2002

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003

Notes to Unaudited Pro Forma Consolidated Financial Information

The unaudited Pro Forma Consolidated Statement of Operations of Rock of Ages Corporation for the nine months ended September 30, 2003 and the fiscal year ended December 31, 2002 presents the pro forma consolidated results of Rock of Ages Corporation, assuming that the transaction contemplated by the Company in connection with the sale of substantially all of the assets of its Cemetery business, had been completed as of January 1, 2003 and January 1, 2002, respectively and includes all material adjustments necessary to restate Rock of Ages Corporation's historical results. The adjustments required to reflect such transaction are set forth in the "Pro Forma Adjustments" column.

The unaudited Pro Forma Consolidated Balance Sheet of Rock of Ages Corporation as of September 30, 2003 presents the pro forma combined financial position of Rock of Ages Corporation, assuming that the transaction contemplated by the sale described in the preceding paragraph had been completed as of December 31, 2002. The adjustments required to reflect such transaction are set forth in the "Pro Forma Adjustments" column.

The unaudited pro forma consolidated financial statements of Rock of Ages Corporation should be read in conjunction with the historical financial statements, which have been previously filed, and the notes to the unaudited pro forma consolidated financial information included herein. The unaudited pro forma consolidated financial information presented is for informational purposes only and may not necessarily reflect future results of operations or financial position of Rock of Ages Corporation or what the results of operations or financial position of Rock of Ages Corporation would actually have been had the Company completed the sale of the assets of its Cemetery business during the periods shown.

(C)     Exhibits.

99.1 - Unaudited Pro Forma Consolidated Financial Information.

ROCK OF AGES CORPORATION

FORM 8-K

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      ROCK OF AGES CORPORATION

Dated: February 27, 2004	By: /s/Michael Tule Michael Tule Vice President/General Counsel